SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 Form 8-K

                             CURRENT  REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             July 8, 2005
                             --------------
              Date of Report (Date of earliest event reported)


                          CIMBIX  CORPORATION
                    --------------------------------
           (Exact name of registrant as specified in its charter)


WASHINGTON                                   91-2060082
----------                                    ----------
(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                      	SEC File No.  000-49955

SUITE 112, 5415 CAMERON STREET
      LAS VEGAS, NEVADA                     89118
----------------------------              ---------
(Address of principal executive offices)  (Zip Code)

                            415-924-9164
                            ------------
          Registrant's telephone number, including area code


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ITEM  8.     OTHER  EVENTS

The Board of Directors of the Company have approved a 4 for 1 split of its common stock. The stock split was effected by way of a stock dividend to the Company's shareholders of record on July 6, 2005. Each shareholder of record was issued 3 additional shares of the Company's common stock for each 1 share held on the payment date of July 8, 2005. The Company's common stock will be traded on a post-split (ex-dividend) basis on July 11, 2005. As of July 8, 2005 the total issued and outstanding shares of the Company is 56,419,372 common shares.


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIMBIX CORPORATION

DATE:   July 8, 2005
                                        By:  /s/ DONALD WALKER
                                            -----------------------
                                             DONALD WALKER
                                             President, Director